UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported)
November 10, 2009
SWIFT ENERGY COMPANY
(Exact Name of Registrant as Specified in Charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
16825 Northchase Drive, Suite 400
Houston, Texas 77060
(Address of principal executive offices)
(281) 874-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On November 10, 2009, the Company issued a press release announcing the offer and sale of an aggregate principal amount of $200 million of Senior Notes due 2020 (the “Notes”) pursuant to an effective shelf registration statement on Form S-3 filed with the Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	Press Release dated November 10, 2009 regarding Offer and Sale of Senior Notes of Swift Energy Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2009	SWIFT ENERGY COMPANY
	By:	/s/ Bruce H. Vincent
Bruce H. Vincent
President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 10, 2009 regarding Offer and Sale of Senior Notes of Swift Energy Company.